                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.   )
                                                        ---

by the Registrant   [X] Filed by a Party other than the Registrant   [ ]

CHECK THE APPROPRIATE BOX:

[ ]  Preliminary Proxy Statement            [ ] Confidential, For Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement [ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12

                             SS&C TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X]     No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)    TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

(2)    AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:

(3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):

(4)    PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

(5)    TOTAL FEE PAID:

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)    AMOUNT PREVIOUSLY PAID:

(2)    FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:

(3)    FILING PARTY:

(4)    DATE FILED:

                            SS&C TECHNOLOGIES, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 22, 2003

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of SS&C Technologies, Inc., a Delaware corporation (the "Company"), will be held on Thursday, May 22, 2003 at 9:00 a.m. at the offices of SS&C Technologies, Inc., 80 Lamberton Road, Windsor, Connecticut 06095 (the "Meeting") for the purpose of considering and voting upon the following matters:

        1.  To elect two Class I directors for the ensuing three years;

        2. To amend the Company's 1998 Stock Incentive Plan, as amended, to increase the number of shares of the Company's common stock authorized for issuance thereunder from 2,500,000 to 3,500,000 shares;

        3. To amend the Company's 1996 Employee Stock Purchase Plan, as amended, to increase the number of shares of the Company's common stock authorized for issuance thereunder from 600,000 to 800,000 shares;

        4. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent public accountants for the current fiscal year; and

        5. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has no knowledge of any other business to be transacted at the Meeting.

     The Board of Directors has fixed the close of business on April 11, 2003 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournments thereof.

     A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2002, which contains consolidated financial statements and other information of interest to stockholders, accompanies this Notice and the enclosed Proxy Statement.

                                          By Order of the Board of Directors,

                                          /S/ William C. Stone
                                          William C. Stone, Secretary

April 18, 2003

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING ENVELOPE. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

                            SS&C TECHNOLOGIES, INC.
                               80 LAMBERTON ROAD
                           WINDSOR, CONNECTICUT 06095

                                PROXY STATEMENT

                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 22, 2003

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of SS&C Technologies, Inc., a Delaware corporation (the "Company"), of proxies for use at the Annual Meeting of Stockholders to be held on Thursday, May 22, 2003 at 9:00 a.m. at the offices of SS&C Technologies, Inc., 80 Lamberton Road, Windsor, Connecticut 06095 and at any adjournments thereof (the "Meeting"). Except where the context otherwise requires, references to the Company in this Proxy Statement will mean the Company and any of its subsidiaries.

     Proxies will be voted in accordance with the instructions of the stockholders. If no choice is specified, proxies will be voted in favor of the matters set forth in the accompanying Notice of Meeting. A proxy may be revoked by a stockholder at any time before its exercise by delivery of a written revocation to the Secretary of the Company. Attendance at the Meeting will not itself be deemed to revoke a proxy unless the stockholder gives affirmative notice at the Meeting that the stockholder intends to revoke the proxy and vote in person.

     On April 11, 2003, the record date for determination of stockholders entitled to vote at the Meeting, 12,594,416 shares of the Company's common stock, $0.01 par value per share (the "Common Stock"), were outstanding and entitled to vote. Each share of Common Stock entitles the record holder to one vote on each matter to be voted upon at the Meeting.

     THE NOTICE OF MEETING, THIS PROXY STATEMENT, THE ENCLOSED PROXY CARD AND THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2002 ARE FIRST BEING MAILED OR GIVEN TO STOCKHOLDERS ON OR ABOUT APRIL 18, 2003. THE COMPANY WILL, UPON WRITTEN REQUEST OF ANY STOCKHOLDER AND THE PAYMENT OF AN APPROPRIATE PROCESSING FEE, FURNISH COPIES OF THE EXHIBITS TO ITS ANNUAL REPORT ON FORM 10-K. PLEASE ADDRESS ALL SUCH REQUESTS TO SS&C TECHNOLOGIES, INC., 80 LAMBERTON ROAD, WINDSOR, CONNECTICUT 06095, ATTENTION: SECRETARY.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information, as of February 28, 2003, with respect to the beneficial ownership of shares of Common Stock by (i) each person known to the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each of the Company's directors and nominees for director, (iii) each of the Chief Executive Officer and the three other most highly compensated executive officers who were serving as executive officers on December 31, 2002, (iv) an individual for whom information would have been provided in (iii) but for the fact that he was not serving as an executive officer on December 31, 2002 and (v) all executive officers, directors and nominees for director as a group.

                                                                AMOUNT AND NATURE OF
                                                              BENEFICIAL OWNERSHIP(1)
                                                              ------------------------
                                                              NUMBER OF    PERCENT OF
            NAME AND ADDRESS OF BENEFICIAL OWNER                SHARES        CLASS
            ------------------------------------              ----------   -----------
5% STOCKHOLDERS:
William C. Stone(2).........................................  4,674,679       36.8%
  c/o SS&C Technologies, Inc.
  80 Lamberton Road
  Windsor, CT 06095
Stadium Capital Management, LLC(3)..........................  2,153,675       17.1%
  2483 East Bayshore Road, Suite 202
  Palo Alto, CA 94303
OTHER DIRECTORS AND NOMINEES:
David W. Clark, Jr.(4)......................................    145,000        1.1%
Joseph H. Fisher(5).........................................     76,900       *
Albert L. Lord(6)...........................................     26,200       *
Patrick J. McDonnell(7).....................................     48,000       *
Jonathan M. Schofield(8)....................................     57,600       *
James L. Sullivan(9)........................................     20,000       *
OTHER NAMED EXECUTIVE OFFICERS:
Normand A. Boulanger(10)....................................    151,663        1.2%
Anthony R. Guarascio(11)....................................      4,167       *
Patrick J. Pedonti(12)......................................     23,852       *
Stephen V.R. Whitman........................................         --       *
All executive officers, directors and nominees for director
  as a group (11 persons)(13)...............................  5,228,061       39.9%

------------
  *  Less than 1%

 (1) The number of shares beneficially owned by each stockholder, named executive officer, director and nominee for director is determined under rules promulgated by the Securities and Exchange Commission and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire either currently or at any time within the 60-day period following February 28, 2003 through the exercise of any stock option or other right. The inclusion herein of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares such power with his or her spouse) with respect to all shares of capital stock listed as owned by such person or entity.

 (2) Includes 124,999 shares subject to outstanding stock options which are either currently exercisable or exercisable within the 60-day period following February 28, 2003.

 (3) Stadium Capital Management, LLC ("SCM"), Alexander M. Seaver and Bradley R. Kent share voting and investment power with respect to 2,153,675 shares, and Stadium Capital Partners, L.P. ("SCP") shares voting and investment power with respect to 1,519,175 shares. SCM is an investment adviser whose clients have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the Common Stock. SCM is the general partner of, and investment adviser to, SCP. Messrs. Seaver and Kent are the managers of SCM. The foregoing information is based solely on the Schedule 13G/A, dated October 28, 2002, filed with the Securities and Exchange Commission by SCM, SCP and Messrs. Seaver and Kent.

 (4) Consists of 30,000 shares held directly by Mr. Clark, 60,000 shares held by the Clark Family Limited Partnership, of which Mr. Clark is a general partner, 10,000 shares held by Anna F. Clark, Mr. Clark's spouse, and 45,000 shares subject to outstanding stock options which are currently exercisable. Mr. Clark disclaims beneficial ownership of the shares held by the Clark Family Limited Partnership except to the extent of his proportionate pecuniary interest therein.

 (5) Consists of 30,400 shares held directly by Mr. Fisher, 1,500 shares held by Linda L. Luchs, Mr. Fisher's spouse, and 45,000 shares subject to outstanding stock options which are currently exercisable.

 (6) Includes 20,000 shares subject to outstanding stock options which are currently exercisable.

 (7) Consists of 15,000 shares held directly by Mr. McDonnell, 3,000 shares held by the McDonnell Company Pension Plan, of which Mr. McDonnell is a trustee, and 30,000 shares subject to outstanding stock options which are currently exercisable.

 (8) Includes 40,000 shares subject to outstanding stock options which are currently exercisable.

 (9) Consists of 20,000 shares subject to outstanding stock options which are currently exercisable.

(10) Consists of 151,663 shares subject to outstanding stock options which are exercisable either currently or within the 60-day period following February 28, 2003.

(11) Consists of 4,167 shares subject to outstanding stock options which become exercisable within the 60-day period following February 28, 2003.

(12) Consists of 23,852 shares subject to outstanding stock options which are exercisable either currently or within the 60-day period following February 28, 2003.

(13) Includes an aggregate of 504,681 shares subject to outstanding stock options which are exercisable either currently or within the 60-day period following February 28, 2003.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, executive officers and holders of more than 10% of the Common Stock (the "Reporting Persons") to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Based solely on its review of copies of reports filed by the Reporting Persons furnished to the Company, the Company believes that during the fiscal year ended December 31, 2002, the Reporting Persons complied with all
Section 16(a) filing requirements, except as set forth below.

     On March 18, 2002, Mr. McDonnell acquired 3,000 shares of Common Stock indirectly as trustee of the McDonnell Company Pension Plan. On November 22, 2002, Mr. McDonnell filed a Statement of Changes in Beneficial Ownership reflecting this acquisition.

VOTES REQUIRED

     The holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Meeting will constitute a quorum for the transaction of business at the Meeting. Shares of Common Stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for the purpose of determining whether a quorum exists at the Meeting.

     The affirmative vote of the holders of a plurality of the votes cast by the stockholders entitled to vote at the Meeting is required for the election of directors. The affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy and voting on the matter is required to approve the amendments to the Company's 1998 Stock Incentive Plan, as amended (the "Incentive Plan"), and 1996 Employee Stock Purchase Plan, as amended (the "Purchase Plan"), and to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent public accountants for the current fiscal year.

     Shares which abstain from voting as to a particular matter, and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter, and will also not be counted as votes cast or shares voting on such matter. Accordingly, abstentions and "broker non-votes" will have no effect on the voting on the matters to be voted on at the Meeting, each of which requires the affirmative vote of either a plurality of the votes cast or a majority of shares present in person or represented by proxy and voting on the matter.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

     Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of this Proxy Statement or the Company's Annual Report on Form 10-K may have been sent to multiple stockholders in your household. The Company will promptly deliver a separate copy of either document to you if you call or write the Company at the following address or telephone number: SS&C Technologies, Inc., 80 Lamberton Road, Windsor, Connecticut 06095, Attention:
Secretary, (860) 298-4500. If you want to receive separate copies of the proxy statement and annual report in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact the Company at the above address or telephone number.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

DIRECTORS AND NOMINEES FOR DIRECTOR

     The Company has a classified Board of Directors currently consisting of two Class I directors (Albert L. Lord and Jonathan M. Schofield), two Class II directors (David W. Clark, Jr. and Joseph H. Fisher) and three Class III directors (Patrick J. McDonnell, William C. Stone and James L. Sullivan) (the "Board"). The Class I, Class II and Class III directors will serve until the annual meetings of stockholders to be held in 2003, 2004 and 2005, respectively, and until their respective successors are elected and qualified. At each annual meeting of stockholders, directors are elected for full three-year terms to succeed those directors whose terms are expiring.

     Unless the proxy is marked otherwise, the persons named in the enclosed proxy will vote to elect, as Class I directors, Albert L. Lord and Jonathan M. Schofield, to serve for the ensuing three-year term.

     Each Class I director will be elected to hold office until the 2006 Annual Meeting of Stockholders and until his successor is elected and qualified. Each nominee has indicated his willingness to serve, if elected; however, if any nominee should be unable to serve, the person acting under the proxy may vote the proxy for a substitute nominee. The Board has no reason to believe that the nominees will be unable to serve if elected.

     For each member of the Board whose term of office as a director continues after the Meeting, including those who are nominees for election as Class I directors, there follows information given by each concerning his principal occupation and business experience for at least the past five years, the names of other publicly held companies for which he serves as a director, his age and his length of service as a director of the Company. There are no familial relationships among any of the directors, nominees for director and executive officers of the Company.

  Nominees For Terms Expiring in 2006 (Class I Directors)

     ALBERT L. LORD, age 57, has served on the Board since July 2001. Since July 1997, Mr. Lord has served as the Vice Chairman and Chief Executive Officer of SLM Holding Corp. (Sallie Mae), a provider of funding and financial services for higher education. From December 1993 through August 1997, he served as Chief Executive Officer of LCL, Ltd., a financial management-consulting firm. Mr. Lord currently serves as a member of the boards of directors of SLM Holding Corp. and BearingPoint, Inc., a consulting company.

     JONATHAN M. SCHOFIELD, age 62, has served on the Board since April 1997. Mr. Schofield has been retired since March 2001. From December 1992 through March 2001, Mr. Schofield served as Chairman of the Board of Airbus Industrie of North America, Inc., a subsidiary of Airbus Industrie, a manufacturer of large civil aircraft. From December 1992 through February 2000, he also served as Chief Executive Officer of Airbus Industrie of North America. From 1989 through 1992, Mr. Schofield served as President of United Technologies International, a wholly owned subsidiary of United Technologies Corporation, a diversified manufacturer of industrial products. Mr. Schofield currently serves as a member of the board of directors of Aviall, Inc., an aviation parts and supplies distribution company and of B/E Aerospace, Inc., a manufacturer of numerous aircraft products, and as a Trustee of Lease Investment Flight Trust (LIFT). Mr. Schofield was awarded the Legion of Honor from the French Republic in 2002.

  Directors Whose Terms Expire in 2004 (Class II Directors)

     DAVID W. CLARK, JR., age 65, has served on the Board since November 1992. Since 1991, Mr. Clark has served as the Managing Director of Pryor & Clark Company, a private investment and venture capital company. Mr. Clark previously served as President, Chief Operating Officer and Treasurer of Corcap, Inc., an elastomer and molded rubber manufacturer, President and Chief Executive Officer of CompuDyne Corporation, a supplier of federal, state and municipal security systems, and President and Chief Operating Officer of Lydall, Inc., a diversified manufacturer of industrial products. Mr. Clark currently serves as a member of the boards of directors of Checkpoint Systems Inc., a manufacturer of retail security systems and specialty labels, and of CompuDyne and Corcap.

     JOSEPH H. FISHER, age 59, has served on the Board since January 1992. Mr. Fisher has been retired since May 1991. From 1983 through 1991, Mr. Fisher served as the Managing Partner of the Hartford, Connecticut office of KPMG LLP, an accounting firm. Mr. Fisher currently serves as a member of the boards of directors of Curtis Corporation, a privately held packaging company, and the Connecticut Housing Finance Authority.

  Nominees For Terms Expiring in 2005 (Class III Directors)

     PATRICK J. MCDONNELL, age 59, has served on the Board since May 2000. Since June 2000, Mr. McDonnell has served as the President and Chief Executive Officer of the McDonnell Company LLC, a business consulting company. From September 1999 through June 2000, Mr. McDonnell served as the President and Chief Executive Officer of Jordan Professional Services, a professional services firm. From September 1998 through August 1999, Mr. McDonnell served as the President and Chief Operating Officer of LAI Worldwide, an executive recruitment firm. From July 1998 through August 1998, Mr. McDonnell served as Director of Global Assurance for PricewaterhouseCoopers LLP, an accounting firm. Prior to that time, Mr. McDonnell served as the Vice Chairman of Business Assurance for Coopers & Lybrand.

     WILLIAM C. STONE, age 48, founded the Company in 1986 and has served as Chairman of the Board and Chief Executive Officer since the Company's inception. Mr. Stone also served as President from the Company's inception through April 1997 and since March 1999. Prior to founding the Company, Mr. Stone directed the financial services consulting practice of KPMG LLP in Hartford, Connecticut and served as Vice President of Administration and Special Investment services at Advest, Inc., a financial services company.

     JAMES L. SULLIVAN, age 51, has served on the Board since September 2001. Since June 2002, he has served as a Managing Director of Russell Reynolds Associates, Inc., an executive recruiting firm. Mr. Sullivan was a Partner of TwentyTen, LLC, an investment banking firm, from October 2001 to June 2002. From March 2000 through April 2001, Mr. Sullivan served as a Managing Director of the Technology Group at Morgan Stanley & Co. Incorporated, an investment banking firm. From December 1995 through March 2000, Mr. Sullivan was a Managing Director at Hambrecht & Quist Incorporated/Chase H&Q, an investment banking firm.

     See "Security Ownership of Certain Beneficial Owners and Management" above for a summary of the shares of Common Stock owned by each of the directors and director nominees.

BOARD AND COMMITTEE MEETINGS

     The Board met five times during 2002. All directors attended at least 75% of the meetings of the Board and of the committees on which they serve, except Mr. Sullivan.

     The Board has a Compensation Committee, which has the authority and responsibility to establish the compensation of, and compensation policies applicable to, the Company's executive officers and administers the Company's 1994 Stock Option Plan (the "1994 Plan"), the Purchase Plan, the Incentive Plan and the 1999 Non-Officer Employee Stock Incentive Plan (the "Non-Officer Plan"). The Compensation Committee did not meet during 2002, but acted through written consent. The current members of the Compensation Committee are Messrs. Clark, Lord and Schofield (Chairman).

     The Board has an Audit Committee, which selects the Company's independent auditors and reviews and evaluates audit procedures and the results and scope of the audit and other services provided by the Company's independent auditors. The Audit Committee met six times during 2002. The current members of the Audit Committee are Messrs. Fisher (Chairman), McDonnell and Sullivan.

     The Board has no nominating committee.

DIRECTOR COMPENSATION

     Each non-employee director is paid $500 for attendance at each meeting of the Board (other than telephonic meetings) and each committee meeting. Employee directors are not entitled to compensation for attendance at these meetings in their capacities as directors. The Chairman of the Audit Committee and the

Chairman of the Compensation Committee are each paid an additional fee of $2,500 per year for service as the head of a committee. All of the directors are reimbursed for expenses incurred in connection with their attendance at Board and committee meetings.

  1996 Director Stock Option Plan

     The 1996 Director Stock Option Plan, as amended (the "Director Plan"), was adopted by the Board and approved by the stockholders of the Company in April 1996. In February 2000, the Board adopted amendments to the Director Plan, which were approved by the stockholders of the Company in May 2000. In May 2002, the Board adopted amendments to the Director Plan decreasing from 10,000 to 5,000 the number of shares issuable to each non-employee director upon initial election to the Board and at each annual meeting of stockholders, commencing with the 2003 Annual Meeting of Stockholders. Under the terms of the Director Plan, directors of the Company who are not employees of the Company or any subsidiary of the Company are eligible to receive non-statutory options to purchase shares of Common Stock. A total of 300,000 shares of Common Stock have been authorized for issuance upon exercise of options granted under the Director Plan. As of February 28, 2003, 200,000 shares of Common Stock were subject to issuance upon the exercise of outstanding options granted under the Director Plan.

     Each eligible director receives options to purchase 5,000 shares of Common Stock upon his or her initial election to the Board. In addition, options to purchase 5,000 shares of Common Stock are granted to each eligible director on the date of each annual meeting of stockholders, provided that such director continues to serve as a director immediately after such annual meeting. All options granted under the Director Plan vest immediately on the date of grant and the exercise price of options granted under the Director Plan equals the closing price of the Common Stock on the date of grant as reported on the NASDAQ National Market (or such other nationally recognized exchange or trading system if the Common Stock is no longer traded on the NASDAQ National Market).

     In the event an optionee under the Director Plan ceases to serve as a director of the Company, each option may be exercised by the optionee for the portion then exercisable at any time within 60 days after the date that the optionee ceases to serve as a director; provided, however, that in the event that the optionee ceases to serve as a director due to his or her death or disability, then the optionee, or his or her administrator, executor or heirs (as determined by the laws of descent and distribution) may exercise the exercisable portion of the option for up to 180 days after the date that the optionee ceases to serve as a director. No option granted under the Director Plan will be exercisable after the expiration of ten years from the date of grant.

     Options to purchase 10,000 shares of Common Stock at an exercise price of $11.73 per share were granted under the Director Plan to each of Messrs. Clark, Fisher, Lord, McDonnell, Schofield and Sullivan on May 22, 2002, the date of the Company's 2002 Annual Meeting of Stockholders.

COMPENSATION OF EXECUTIVE OFFICERS

  Summary Compensation

     The following table sets forth certain information with respect to the annual and long-term compensation of each of (i) the Company's Chief Executive Officer; (ii) the Company's three most highly compensated executive officers other than the Chief Executive Officer who were serving as executive officers on December 31, 2002; and (iii) an individual who would have been included in (ii) but for the fact that he was not serving as an executive officer of the Company on December 31, 2002 (the "Named Executive Officers") for the years ended December 31, 2000, 2001 and 2002.

                           SUMMARY COMPENSATION TABLE

                                                                          LONG-TERM
                                                                         COMPENSATION
                                                                         ------------
                                                  ANNUAL COMPENSATION       AWARDS
                                                  --------------------   ------------
                                                                          SECURITIES
                                                                          UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION                YEAR   SALARY($)   BONUS($)    OPTIONS(#)    COMPENSATION($)
---------------------------                ----   ---------   --------   ------------   ---------------
William C. Stone.........................  2002   $400,000    $500,000          --          $ 2,748(1)
  Chairman of the Board, President and     2001    400,000     265,000     100,000            2,748
  Chief Executive Officer                  2000    400,000          --     100,000            2,592
Normand A. Boulanger.....................  2002    275,000     150,000          --            2,264(2)
  Executive Vice President and             2001    233,750      91,250     100,000            2,000
  Chief Operating Officer                  2000    203,334          --      75,000            2,000
Patrick J. Pedonti(3)....................  2002    160,417      45,000      25,000            2,300(4)
  Senior Vice President and
  Chief Financial Officer
Stephen V.R. Whitman(5)..................  2002     89,375      30,000      20,000           54,152(6)
  Senior Vice President and
  General Counsel
Anthony R. Guarascio(7)..................  2002    169,062     112,500          --            2,328(8)
  Former Senior Vice President and         2001    225,500      67,281      50,000            2,422
  Chief Financial Officer                  2000    215,250          --      50,000            2,321

------------
(1) Consists of the Company's contribution of $2,000 to Mr. Stone's account under its 401(k) savings plan and the Company's payment of $748 of long-term disability premiums for the benefit of Mr. Stone.

(2) Represents the Company's contribution of $2,000 to Mr. Boulanger's account under its 401(k) savings plan and the Company's payment of $264 of long-term disability premiums for the benefit of Mr. Boulanger.

(3) Mr. Pedonti became an executive officer of the Company in August 2002.

(4) Consists of the Company's contribution of $2,000 to Mr. Pedonti's account under its 401(k) savings plan and the Company's payment of $300 of long-term disability premiums for the benefit of Mr. Pedonti.

(5) Mr. Whitman became an executive officer of the Company in June 2002.

(6) Consists of $24,954 paid to Mr. Whitman for consulting services provided to the Company prior to his employment, the Company's payment of $27,071 for relocation expenses, $2,000 to Mr. Whitman's account under its 401(k) Savings Plan and $127 of long-term disability premiums for the benefit of Mr. Whitman.

(7) Mr. Guarascio was an executive officer of the Company until August 2002.

(8) Consists of the Company's contribution of $2,000 to Mr. Guarascio's account under its 401(k) savings plan and the Company's payment of $328 of long-term disability premiums for the benefit of Mr. Guarascio.

  Option Grants

     The following table sets forth certain information concerning grants of stock options made to each of the Named Executive Officers during 2002. The Company granted no stock appreciation rights during 2002.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                             INDIVIDUAL GRANTS                         POTENTIAL REALIZABLE VALUE
                         ----------------------------------------------------------     AT ASSUMED ANNUAL RATES
                         NUMBER OF      PERCENT OF                                           OF STOCK PRICE
                         SECURITIES   TOTAL OPTIONS                                         APPRECIATION FOR
                         UNDERLYING     GRANTED TO     EXERCISE                            OPTION TERM($)(1)
                          OPTIONS      EMPLOYEES IN    PRICE PER                       --------------------------
NAME                     GRANTED(#)   FISCAL YEAR(%)   SHARE($)     EXPIRATION DATE        5%             10%
----                     ----------   --------------   ---------    ---------------    -----------    -----------
Patrick J. Pedonti.....    25,000          6.7%         $12.42(2)    July 31, 2012      $195,272       $494,857
Stephen V.R. Whitman...    20,000          5.3           12.34(3)     June 9, 2012       155,211        393,336

------------
(1) Amounts reported in these columns represent amounts that may be realized upon exercise of the options immediately prior to the expiration of their terms assuming the specified compound rates of appreciation (5% and 10%) on the market value of the Common Stock on the date of option grant over the term of the options. These numbers are calculated based on rules promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price growth. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the timing of such exercise and the future performance of the Common Stock. There can be no assurance that the rates of appreciation assumed in this table can be achieved or that the amounts reflected will be received by the option holder.

(2) The option was granted at the closing price on the NASDAQ National Market on August 1, 2002, which was the date of grant. 25% of the shares of Common Stock subject to this option will vest on August 1, 2003, and the remaining 75% of the shares of Common Stock subject to this option will vest in 36 equal monthly installments thereafter.

(3) The option was granted at the closing price on the NASDAQ National Market on June 10, 2002, which was the date of grant. 25% of the shares of Common Stock subject to this option will vest on June 10, 2003, and the remaining 75% of the shares of Common Stock subject to this option will vest in 36 equal monthly installments thereafter.

  Aggregated Option Exercises and Fiscal Year-End Option Value Table

     The following table summarizes certain information regarding the number and value of unexercised stock options held as of December 31, 2002 by each of the Named Executive Officers. No stock appreciation rights were exercised during 2002 by the Named Executive Officers, and no stock appreciation rights were outstanding as of December 31, 2002.

         AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

                                                               NUMBER OF SECURITIES
                                                                    UNDERLYING             VALUE OF UNEXERCISED
                                                              UNEXERCISED OPTIONS AT      IN-THE-MONEY OPTIONS AT
                                SHARES                          FISCAL YEAR-END(#)         FISCAL YEAR-END($)(2)
                              ACQUIRED ON       VALUE        -------------------------   -------------------------
NAME                          EXERCISE(#)   REALIZED($)(1)   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
----                          -----------   --------------   -------------------------   -------------------------
William C. Stone............         --              --          257,674 / 392,326          $590,413 / $494,587
Normand A. Boulanger........         --              --           135,831 / 89,169            608,535 / 468,778
Patrick J. Pedonti..........      2,500        $ 17,038            20,936 / 36,564            38,620 /   51,505
Stephen V.R. Whitman........         --              --                -- / 20,000                 -- /      --
Anthony R. Guarascio........    123,124         576,072             2,083 / 44,793             11,300 / 247,299

------------
(1) Represents the difference between the exercise price and the fair market value of the Common Stock on the date of exercise.

(2) Value based upon the last sales price per share ($10.651) of the Common Stock on December 31, 2002, as reported on the NASDAQ National Market, less the exercise price.

  Employment Agreements

     In March 1996, the Company and Mr. Stone entered into an employment agreement providing for the employment of Mr. Stone as the Company's President, Chief Executive Officer and Chairman of the Board. The agreement had an initial term of three years which ended in March 1999. The agreement is automatically renewed for additional one-year terms until terminated by either the Company or Mr. Stone. Originally, the agreement provided for an annual base salary of $250,000 and annual incentive compensation in an amount to be determined by the Board or the Compensation Committee in their respective discretion. In May 1999, the Compensation Committee increased Mr. Stone's base salary under the agreement to $400,000 per year. The agreement contains a non-competition covenant pursuant to which Mr. Stone is prohibited from competing with the Company while employed by the Company and for a period of two years (if Mr. Stone's employment is terminated for cause by the Company or voluntarily by Mr. Stone) thereafter.

     In August 2002, the Company and Mr. Guarascio entered into an employment agreement providing for the resignation of Mr. Guarascio from the position of Senior Vice President and Chief Financial Officer and for his employment in the position of Senior Vice President -- Mergers and Acquisitions. Under the terms of the agreement, Mr. Guarascio is compensated an annual rate of $75,000 and received a one-time bonus of $112,500 on August 14, 2002. Mr. Guarascio terminated his employment with the Company on April 7, 2003.

CERTAIN TRANSACTIONS

     On January 22, 2002, the Company entered into a purchase and sale agreement with General Atlantic Partners 15, L.P. and GAP Coinvestment Partners, L.P. (together, "General Atlantic") pursuant to which the Company purchased an aggregate of 1,300,000 shares of Common Stock held by General Atlantic for an aggregate purchase price of $11,050,000, or $8.50 per share. The last reported sale price of the Common Stock on January 22, 2002, as reported on the NASDAQ National Market, was $8.90 per share. On April 5, 2002, the Company entered into a second purchase and sale agreement with General Atlantic pursuant to which the Company purchased 650,000 shares of Common Stock held by General Atlantic for an aggregate purchase price of $6,581,250, or $10.125 per share. The last reported sale price of the Common Stock on April 5, 2002, as reported on the NASDAQ National Market, was $10.32 per share. On May 2, 2002, the Company entered into a third purchase and sale agreement with General Atlantic pursuant to which the Company purchased 542,140 shares of Common Stock held by General Atlantic for an aggregate purchase price of $6,099,075, or $11.25 per share. The last reported sale price of the Common Stock on May 2, 2002, as reported on the NASDAQ National Market, was $12.25 per share.

     During 2002, RLI Insurance Company ("RLI Insurance") paid an aggregate of $66,885 to the Company in connection with the Company's sale of CAMRA and Finesse products and services to RLI Insurance. Michael J. Stone, President of RLI Insurance, is the brother of William C. Stone, the Company's Chairman of the Board, President and Chief Executive Officer.

     Please see "Compensation of Executive Officers -- Employment Agreements" for a description of the Company's employment agreements with William C. Stone and Anthony R. Guarascio.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

  Overview and Philosophy

     The Compensation Committee is responsible for establishing the compensation of, and the compensation policies with respect to, the Company's executive officers, including the Chief Executive Officer, and administering the 1994 Plan, the Purchase Plan, the Incentive Plan and the Non-Officer Plan. The Compensation Committee currently consists of Messrs. Clark, Lord and Schofield.

     The objectives of the Company's executive compensation program are to:

     - Attract and retain key executives critical to the long-term success of the Company;

     - Align the interests of executive officers with the interests of stockholders and the success of the Company; and

     - Recognize and reward individual performance and responsibility.

  Executive Compensation Program

     General. The Company's executive compensation program consists of base salary, short-term incentive compensation in the form of cash bonuses and long-term incentive compensation in the form of stock options. In addition, executive officers are entitled to participate in benefit programs that are available to the Company's employees generally. These benefit programs include medical benefits, the Purchase Plan and the 401(k) Profit Sharing Plan and Trust.

     For 2002, the Company's management recommended the executive compensation packages, subject to approval and oversight by the Compensation Committee.

     Base Compensation. William C. Stone is a party to an employment agreement with the Company which is automatically renewed each year until terminated by either the Company or Mr. Stone. Originally, Mr. Stone's employment agreement provided for an annual base salary of $250,000, subject to any increase as may be approved by the Board or the Compensation Committee and agreed to by Mr. Stone. In May 1999, the Compensation Committee increased Mr. Stone's annual base salary to $400,000. The Compensation Committee significantly increased Mr. Stone's base salary in 1999 in light of the highly competitive market for executives in the software industry, the comparable compensation received by other executives of the Company and the Compensation Committee's qualitative judgment of Mr. Stone's contributions to the Company.

     For 2002, compensation for the other executive officers was set within the range of compensation for executives with comparable qualifications, experience and responsibilities at other companies in the same or similar businesses, based on the determination of management and approved by the Compensation Committee. Base compensation for each executive officer was set within a particular range on a case-by-case basis in light of each individual's contribution to the Company as a whole, including the ability to motivate others, develop the necessary skills to grow as the Company matures, recognize and pursue new business opportunities and initiate programs to enhance the Company's growth and success.

     Short-Term Incentive Compensation. Under the Company's Senior Officer Short-Term Incentive Program (the "Short-Term Program"), the Compensation Committee has discretionary authority to award cash bonuses to individual executive officers. The Compensation Committee believes the Short-Term Program provides significant incentive to the Company's executive officers because it enables the Compensation Committee to reward outstanding individual achievement. In light of the Company's overall financial performance during 2002, the Compensation Committee elected to award bonuses to the Company's executive officers, including the Company's Chief Executive Officer, for services rendered during 2002.

     Long-Term Incentive Compensation. The Company provides long-term incentives to its executive officers and key employees in the form of stock options. The objectives of this program are to align executive and stockholder long-term interests by creating a strong and direct link between executive compensation and stockholder return, and to enable executives to develop and maintain a significant, long-term stock ownership position in the Common Stock. Stock options are granted at an option exercise price that is determined by the Board as of the date of grant. Historically, the option exercise price has been the fair market value of the Common Stock at the time the option is granted (or, in the case of incentive stock options granted to optionees holding more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation, 110% of the fair market value of the Common Stock at the time the option is granted). Accordingly, these stock options will only have value if the Company's stock price increases above the fair market value of the Common Stock at the time the options were granted. In selecting executives eligible to receive option grants and determining the amount and frequency of such grants, the Compensation Committee evaluates a variety of factors, including (i) the job level of the executive, (ii) option grants awarded by competitors to executives at comparable job levels and (iii) past, current and prospective service to the Company rendered, or to be rendered, by the executive. During 2002, the Company granted options to purchase an aggregate of 45,000 shares of Common Stock to its executive officers.

     Section 162(m). Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), generally disallows a tax deduction to public companies for compensation over $1 million paid to its Chief Executive Officer and its four other most highly compensated executive officers. Certain compensation, including qualified performance-based compensation, will not be subject to the deduction limit if certain requirements are met. The Company generally intends to structure the long-term incentive compensation granted to its executive officers under the Incentive Plan to comply with the statute and thereby to mitigate any disallowance of deductions under Section 162(m) of the Code. However, the Compensation Committee reserves the right to use its judgment to authorize compensation payments that do not comply with the exemptions in
Section 162(m) of the Code when the Compensation Committee believes that such payments are appropriate, after taking into consideration circumstances such as changing business conditions or the officer's performance, and are in the best interest of the Company's stockholders. In any event, there can be no assurance that compensation attributable to stock options will be exempted from Section 162(m).

     Submitted by the Compensation Committee of the Board of Directors of SS&C Technologies, Inc.

                                          David W. Clark, Jr.
                                          Albert L. Lord
                                          Jonathan M. Schofield (Chairman)

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During 2002, no executive officer of the Company served as a director or member of the compensation committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a director or member of the Compensation Committee of the Company.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Audit Committee is composed of three independent directors as defined by its charter and the rules of the NASDAQ Stock Market. The Audit Committee operates under a written charter first adopted by the Board of Directors in May 2000 and abided by that charter during the 2002 fiscal year. There have been no amendments to the charter that was included in the Company's proxy statement for its 2001 Annual Meeting of Stockholders.

     Management is responsible for the Company's internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

     In this context, the Audit Committee has met and held discussions with management and the Company's independent auditors. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the Company's independent auditors.

     The Audit Committee has discussed with the Company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended by the Auditing Standards Board of the American Institute of Certified Public Accountants.

     The Company's independent auditors also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Independence Standards Board Standard No. 1 requires auditors annually to disclose in writing all relationships that in the auditors' professional opinion may reasonably be thought to bear on independence, confirm their independence and engage in discussion of independence. In addition, the Audit Committee discussed with the independent auditors their independence from the Company. The Audit Committee also considered whether the independent auditors' provision of certain other, non-audit related services to the Company was compatible with maintaining such auditors' independence.

     Based on its discussions with management and the independent auditors, and its review of the representations and information provided by management and the independent auditors, the Audit Committee recommended to the Company's Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002.

     The Audit Committee and the Board of Directors have also recommended the selection of the Company's independent auditors, subject to stockholder ratification.

     Submitted by the Audit Committee of the Board of Directors of SS&C Technologies, Inc.

                                          Joseph H. Fisher (Chairman)
                                          Patrick J. McDonnell
                                          James L. Sullivan

INDEPENDENT PUBLIC ACCOUNTANTS' FEES AND OTHER MATTERS

  Audit Fees

     PricewaterhouseCoopers LLP billed the Company an aggregate of $157,375 in fees for professional services rendered in connection with the audit of the Company's financial statements for the most recent fiscal year and the reviews of the financial statements included in each of the Company's Quarterly Reports on Form 10-Q during the fiscal year ended December 31, 2002.

  Financial Information Systems Design and Implementation Fees

     PricewaterhouseCoopers LLP did not bill the Company for any professional services rendered to the Company and its affiliates for the fiscal year ended December 31, 2002 in connection with financial information systems design or implementation, the operation of the Company's information system or the management of its local area network.

  All Other Fees

     PricewaterhouseCoopers LLP billed the Company $26,114 for other audit services, $90,111 for services in connection with acquisitions and $312,706 for tax services (an aggregate of $428,931) rendered to the Company and its affiliates for the fiscal year ended December 31, 2002.

COMPARATIVE STOCK PERFORMANCE

     The graph below compares the cumulative total stockholder return on the Common Stock for the period from December 31, 1997 through December 31, 2002 with the cumulative total return over the same period on (i) Standard and Poor's S&P 500 Composite Index and (ii) NASDAQ's Computer and Data Processing Index. The comparison assumes an investment of $100 on December 31, 1997 in the Common Stock and in each of the indices and, in each case, assumes reinvestment of all dividends.

                            STOCK PERFORMANCE CHART

                           [STOCK PERFORMANCE CHART]

                                           12/31/97   12/31/98   12/31/99   12/29/00   12/31/01   12/31/02
                                           --------   --------   --------   --------   --------   --------
SS&C Technologies, Inc. .................   100.00     112.55      59.09      39.45      64.09      96.82
S&P 500 Composite Index..................   100.00     129.03     156.28     142.38     125.58      97.76
Nasdaq Computer and Data Processing
  Index..................................   100.00     178.39     392.44     180.62     145.44     100.30

       SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

     The following table provides information about the securities authorized for issuance under the Company's equity compensation plans as of December 31, 2002.

                      EQUITY COMPENSATION PLAN INFORMATION

                                             (A)                    (B)                       (C)
                                     --------------------   --------------------   --------------------------
                                                                                      NUMBER OF SECURITIES
                                     NUMBER OF SECURITIES                           REMAINING AVAILABLE FOR
                                      TO BE ISSUED UPON       WEIGHTED-AVERAGE       FUTURE ISSUANCE UNDER
                                         EXERCISE OF         EXERCISE PRICE OF     EQUITY COMPENSATION PLANS
                                     OUTSTANDING OPTIONS,   OUTSTANDING OPTIONS,     (EXCLUDING SECURITIES
PLAN CATEGORY                        WARRANTS AND RIGHTS    WARRANTS AND RIGHTS    REFLECTED IN COLUMN(A))(1)
-------------                        --------------------   --------------------   --------------------------
Equity compensation plans approved
  by security holders
1994 Plan..........................         943,700               $11.272                         --
Director Plan......................         200,000                 9.135                     85,000
Incentive Plan.....................       1,377,462                 9.082                    438,140(2)
Purchase Plan......................              --                    --                    100,421(3)
                                          ---------               -------                  ---------
Equity compensation plans not
  approved by security holders
Non-Officer Plan...................         408,570               $ 5.411                    536,726
Warrant............................          60,000                 7.000                         --
                                          ---------               -------                  ---------
  Total............................       2,989,732               $ 9.233                  1,160,287(2)(3)
                                          =========               =======                  =========

------------

(1) In addition to being available for future issuance upon exercise of options that may be granted after December 31, 2002, 438,140 shares under the Incentive Plan and 536,726 shares under the Non-Officer Plan may instead be issued in the form of restricted stock awards and other stock-based awards, including the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights.

(2) With respect to the Incentive Plan, this table includes the 438,140 shares available for issuance prior to the Meeting but excludes the additional 1,000,000 shares that would be available for issuance if Proposal 2 is approved at the Meeting.

(3) With respect to the Purchase Plan, this table includes 20,160 shares issued under the offering period which ended on March 31, 2003, but excludes 200,000 shares that would be available if Proposal 3 is approved at the Meeting.

NON-OFFICER PLAN

     In October 1999, the Board adopted the Non-Officer Plan pursuant to which non-statutory stock options for up to 1,250,000 shares of Common Stock may be granted to employees of the Company, other than executive officers.

     The Non-Officer Plan is administered by the Board. The Board is authorized to adopt, amend and repeal the administrative rules, guidelines and practices relating to the Non-Officer Plan and to interpret the provisions of the Non-Officer Plan. The Board may amend, suspend or terminate the Non-Officer Plan at any time. The Board has delegated the authority to administer the Non-Officer Plan to the Compensation Committee and to each of the Chief Executive Officer and the Chief Financial Officer. The authority of the Chief Executive Officer and the Chief Financial Officer to grant awards under the Non-Officer Plan is limited to a maximum of 500,000 shares and to a maximum to any one participant of 10,000 shares.

     The Board, the Compensation Committee or the Chief Executive Officer or Chief Financial Officer selects the recipients of options under the Non-Officer Plan and determines (i) the number of shares of

Common Stock covered by such options, (ii) the dates upon which such options become exercisable (which is typically one fourth on the first anniversary of the date of grant and one thirty-sixth at the end of each month thereafter until fully vested), (iii) the exercise prices for such options (which may be less than, equal to or greater than the fair market value of the Common Stock on the date of grant), and (iv) the expiration dates of such options.

     The Non-Officer Plan permits the following forms of payment of the exercise price of options: (i) payment by cash, check or in connection with a "cashless exercise" through a broker, (ii) surrender to the Company of shares of Common Stock, (iii) delivery to the Company of a promissory note, (iv) any other lawful means, or (v) any combination of these forms of payment.

     If any option granted under the Non-Officer Plan expires or is terminated, surrendered, canceled or forfeited, the unused shares of Common Stock covered by such option will again be available for grant under the Non-Officer Plan. No option may be granted under the Non-Officer Plan on or after October 19, 2009, but awards previously granted may extend beyond the date.

WARRANT

     On March 29, 2002, the Company granted Conseco, Inc., a customer of the Company, a warrant to purchase 60,000 shares of Common Stock. The warrant is exercisable in whole or in part (but no individual exercise may be for fewer than 5,000 shares) at an exercise price of $7.00 per share. The warrant expires on March 29, 2007.

                      PROPOSAL 2 -- AMENDMENT TO THE 1998
                              STOCK INCENTIVE PLAN

     On February 6, 2003, the Board adopted a resolution, subject to stockholder approval, to approve an amendment (the "Incentive Plan Amendment") to the Incentive Plan to increase the number of shares of Common Stock authorized for issuance thereunder from 2,500,000 to 3,500,000 shares.

     The Board adopted the Incentive Plan Amendment because it believes that the number of shares currently available under the Incentive Plan is insufficient to satisfy the Company's incentive compensation needs for the future. The Board believes that continued grants of stock options, restricted stock and other stock-based awards will be an important element in attracting and retaining key employees who are expected to contribute to the Company's growth and success.

     As of April 3, 2003, 291,766 shares of Common Stock were available for issuance under the Incentive Plan. The closing sale price per share of Common Stock on such date was $11.98, as reported on the NASDAQ National Market.

                         SUMMARY OF THE INCENTIVE PLAN

     The following is a summary of the material provisions of the Incentive
Plan.

DESCRIPTION OF AWARDS

     The Incentive Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), nonstatutory stock options, restricted stock awards and other stock-based awards, including the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights (collectively "Awards").

     Incentive Stock Options and Nonstatutory Stock Options. Optionees receive the right to purchase a specified number of shares of Common Stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. Nonstatutory stock options may be granted at an exercise price which may be less than, equal to or greater than the fair market value of the Common Stock on the date of grant. Incentive stock options and options intended to qualify as performance-based compensation under
Section 162(m) of the Code may not be granted at an exercise price less than the fair market value of the Common Stock on the date of grant. Options may not be granted for a term in excess of ten years. Incentive stock options granted to optionees holding more than 10% of the total combined voting power of all classes of stock of the Company may not be granted at less than 110% of the fair market value on the date of grant or with a term in excess of five years. The Incentive Plan permits the Board to determine the manner of payment of the exercise price of options, including through payment by cash, check or in connection with a "cashless exercise" through a broker, by surrender to the Company of shares of Common Stock, by delivery to the Company of a promissory note or by any other lawful means.

     Restricted Stock Awards. Restricted stock Awards entitle recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of shares from the recipient in the event that the conditions specified in the applicable Award are not satisfied prior to the end of the applicable restriction period established for such Award.

     Other Stock-Based Awards. The Board may grant other Awards based upon Common Stock having such terms and conditions as the Board may determine, including the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights.

ELIGIBILITY TO RECEIVE AWARDS

     Officers, employees, directors, consultants and advisors of the Company are eligible to receive Awards under the Incentive Plan. Under present law, however, incentive stock options may only be granted to employees. The maximum number of shares with respect to which Awards may be granted to any participant under the Incentive Plan may not exceed 750,000 shares per calendar year.

     As of April 3, 2003, approximately 312 persons were eligible to receive Awards under the Incentive Plan, including the Company's four executive officers and six non-employee directors. The granting of Awards under the Incentive Plan is discretionary, and the Company cannot now determine the number or type of Awards to be granted in the future to any particular person or group of persons. The following table summarizes options awarded under the Incentive Plan as of April 3, 2003 to designated individuals and groups since the adoption of the Incentive Plan in March 1998:

                                                                 NUMBER OF
NAME AND POSITION                                             OPTIONS GRANTED
-----------------                                             ---------------
William C. Stone............................................       200,000
  Chairman of the Board,
  President and Chief Executive Officer
Normand A. Boulanger........................................       305,000
  Executive Vice President and
  Chief Operating Officer
Patrick J. Pedonti..........................................        80,000
  Senior Vice President and
  Chief Financial Officer
Stephen V.R. Whitman........................................        45,000
  Senior Vice President and
  General Counsel
Anthony R. Guarascio........................................       170,000
  Former Senior Vice President and
  Chief Financial Officer
Albert L. Lord..............................................            --
  Director Nominee
Jonathan M. Schofield.......................................            --
  Director Nominee
Current Executive Officers, as a group......................       630,000
Non-Executive Officer Directors, as a group.................            --
Non-Executive Officer Employees, as a group.................     1,915,250

ADMINISTRATION

     The Incentive Plan is administered by the Board. The Board has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the Incentive Plan and to interpret the provisions of the Incentive Plan. Pursuant to the terms of the Incentive Plan, the Board may delegate authority under the Incentive Plan to one or more Board committees, and subject to certain limitations, to one or more executive officers of the Company. The Board has authorized the Compensation Committee to administer certain aspects of the Incentive Plan, including the granting of options to executive officers.

     Subject to any applicable limitations contained in the Incentive Plan, the Board, the Compensation Committee or any other committee or executive officer to whom the Board delegates authority, as the case may be, selects the recipients of Awards and determines (i) the number of shares of Common Stock covered by options and the dates upon which such options become exercisable, (ii) the exercise price of options, (iii) the duration of options and (iv) the number of shares of Common Stock subject to any restricted stock or other stock-based Awards and the terms and conditions of such Awards, including conditions for repurchase, issue price and repurchase price. The Board has delegated to the Chief Executive Officer the authority to grant Awards under the Incentive Plan, provided that the maximum number of shares subject to Awards granted during any calendar year to any one recipient by such executive officer shall not exceed 750,000 shares.

     The Board is required to make appropriate adjustments in connection with the Incentive Plan and any outstanding Awards thereunder to reflect stock dividends, stock splits and certain other events. If any Award expires or is terminated, surrendered, canceled or forfeited, the unused shares of Common Stock covered by such Award will again be available for grant under the Incentive Plan. In the event of a merger, liquidation or other Acquisition Event (as defined in the Incentive Plan), each outstanding option or other Award shall be assumed or an equivalent option or award substituted by the successor corporation or shall be deemed to be fully exercisable or free from restrictions, as the case may be, prior to consummation of the Acquisition Event. In the event that an option or other Award is assumed or substituted by the successor corporation, such option or award shall become immediately exercisable or vested in full if, on or prior to the first anniversary of the Acquisition Event, the recipient terminates his or her employment for Good Reason (as defined in the Incentive Plan) or is terminated without Cause (as defined in the Incentive Plan).

AMENDMENT OR TERMINATION

     No Award may be made under the Incentive Plan after March 18, 2008, but Awards previously granted may extend beyond that date. The Board may at any time amend, suspend or terminate the Incentive Plan, except that no Award designated as subject to Section 162(m) of the Code by the Board after the date of such amendment shall become exercisable, realizable or vested (to the extent such amendment was required to grant such Award) unless and until such amendment shall have been approved by the Company's stockholders.

                        FEDERAL INCOME TAX CONSEQUENCES

     The following generally summarizes the United States federal income tax consequences that generally will arise with respect to awards granted under the Incentive Plan. This summary is based on the tax laws in effect as of the date of this proxy statement. Changes to these laws could alter the tax consequences described below.

INCENTIVE STOCK OPTIONS

     A participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by the Company or its corporate parent or 50% or more-owned corporate subsidiary at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under "Nonstatutory Stock Options." The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

     A participant will have income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain. If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the participant has held the stock for more than one year and otherwise will be short-term. If a participant sells the stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

NONSTATUTORY STOCK OPTIONS

     A participant will not have income upon the grant of a nonstatutory stock option. A participant will have compensation income upon the exercise of a nonstatutory stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

RESTRICTED STOCK

     A participant will not have income upon the grant of restricted stock unless an election under Section 83(b) of the Code is made within 30 days of the date of grant. If a timely 83(b) election is made, then a participant will have compensation income equal to the value of the stock less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant. If the participant does not make an 83(b) election, then when the stock vests the participant will have compensation income equal to the value of the stock on the vesting date less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

OTHER STOCK-BASED AWARDS

     The tax consequences associated with any other stock-based Award granted under the Incentive Plan will vary depending on the specific terms of the Award. Among the relevant factors are whether or not the Award has a readily ascertainable fair market value, whether or not the Award is subject to the forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the Award and the participant's holding period and tax basis for the Award or underlying Common Stock.

TAX CONSEQUENCES TO THE COMPANY

     There will be no tax consequences to the Company except that the Company will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

     THE BOARD BELIEVES THAT THE APPROVAL OF THE INCENTIVE PLAN AMENDMENT IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE IN FAVOR OF THIS PROPOSAL.

                  PROPOSAL 3 -- AMENDMENT TO THE 1996 EMPLOYEE
                              STOCK PURCHASE PLAN

     On February 6, 2003, the Board adopted resolutions, subject to stockholder approval, to approve an amendment (the "Purchase Plan Amendment") to the Purchase Plan to increase the number of shares of Common Stock authorized for issuance thereunder from 600,000 to 800,000 shares.

     The Board has adopted the Purchase Plan Amendment because it believes that the number of shares currently available under the Purchase Plan is insufficient to satisfy the expected future share requirements thereunder. The Board believes that continued ability of the Company's employees to purchase shares under the Purchase Plan will be an important element in attracting and retaining key employees who are expected to contribute to the Company's growth and success.

     As of April 3, 2003, 80,261 shares of Common Stock were available for issuance under the Purchase Plan. The closing sale price per share on such date was $11.98, as reported on the NASDAQ National Market.

                          SUMMARY OF THE PURCHASE PLAN

     The following is a summary of the material provisions of the Purchase Plan.

     The Purchase Plan qualifies as an "employee stock purchase plan" under
Section 423 of the Code. The Company will make one or more offerings to its employees to purchase shares of its Common Stock under the Purchase Plan. The Board or the Compensation Committee will determine the commencement date for each such offering.

     With certain limited exceptions in the case of employees already holding a significant amount of Common Stock, all employees of the Company, including directors of the Company who are employees, and all the employees of any participating subsidiaries are eligible to participate in the Purchase Plan, provided that: (1) they are regularly employed by the Company or a participating subsidiary for more than 20 hours per week and for more than five months in a calendar year, and (2) they are employees of the Company or a participating subsidiary on the first day of the applicable plan period. Employees who would, immediately after a grant, own 5% or more of the total combined voting power or value of the stock of the Company or any subsidiary are not eligible to participate in the Purchase Plan. As of April 3, 2003, 305 of the Company's employees were eligible to participate in the Purchase Plan.

     On the first day of a designated payroll deduction period (the "Offering Period"), the Company will grant to each eligible employee who has elected to participate in the Purchase Plan an option to purchase shares of Common Stock as follows: the employee may authorize an amount (a whole percentage from 1% to 10% of such employee's regular pay) to be deducted by the Company from such pay during the Offering Period. On the last day of the Offering Period, the employee is deemed to have exercised the option, at the option exercise price, to the extent of any accumulated payroll deductions. No employee may be granted an option which allows such employee's rights to purchase Common Stock to accrue at a rate exceeding $25,000 of Common Stock in any year, based upon the fair market value of the Common Stock at the beginning of the purchase period.

     Under the terms of the Purchase Plan, the option price is an amount equal to 85% of the fair market value per share of the Common Stock on either the first day or the last day of the Offering Period, whichever is lower. In no event may an employee purchase in any one Offering Period a number of shares which is more than 15% of the employee's base pay for the Offering Period divided by 85% of the market value of a share of Common Stock on the commencement date of the Offering Period. The Board or the Compensation Committee may, in its discretion, choose an Offering Period of 12 months or less for each offering and choose a different Offering Period for each offering.

     If any employee is not a participant on the last day of the Offering Period, such employee is not entitled to exercise any option, and the amount of such employee's accumulated payroll deductions will be refunded. An employee's rights under the Purchase Plan terminate upon voluntary withdrawal from the Purchase Plan at any time, or when such employee ceases employment for any reason, except that upon termination of employment because of death, the employee's beneficiary has certain rights to elect to exercise the option to purchase the shares which the accumulated payroll deductions in the participant's account would purchase at the date of death.

     The Purchase Plan is administered by the Board or the Compensation Committee. The Board or the Compensation Committee has the authority to make rules and regulations for the administration of the Purchase Plan and its interpretations and decisions with regard thereto are final and conclusive.

     Since the adoption of the Purchase Plan in April 1996, none of Messrs. Stone, Boulanger, Pedonti, Whitman, Guarascio, nor any of the non-executive officer directors have acquired shares under the Purchase Plan. Employees other than current executive officers have acquired 519,739 shares of Common Stock under the Purchase Plan as of April 3, 2003.

                        FEDERAL INCOME TAX CONSEQUENCES

     The following generally summarizes the United States federal income tax consequences that will arise with respect to participation in the Purchase Plan and with respect to the sale of Common Stock acquired under the Purchase Plan. This summary is based on the tax laws in effect as of the date of this proxy statement. Changes to these laws could alter the tax consequences described below.

TAX CONSEQUENCES TO PARTICIPANTS

     A participant will not have income upon enrolling in the Purchase Plan or upon purchasing stock at the end of an offering.

     A participant may have both compensation income and capital gain income or both compensation income and a capital loss upon the sale of stock that was acquired under the Purchase Plan. The amount of each type of income and loss will depend on when the participant sells the stock.

     If the participant sells the stock more than two years after the commencement of the offering during which the stock was purchased and more than one year after the date that the participant purchased the stock, then the participant will have compensation income equal to the lesser of:

     - 15% of the value of the stock on the day the offering commenced; and

     - the participant's profit (the excess of the sales proceeds over the purchase price).

     Any excess profit will be long-term capital gain. If the participant sells the stock at a loss (if sales proceeds are less than the purchase price) after satisfying these waiting periods, then the loss will be a long-term capital loss.

     If the participant sells the stock prior to satisfying these waiting periods, then he or she will have engaged in a disqualifying disposition. Upon a disqualifying disposition, the participant will have compensation income equal to the value of the stock on the day he or she purchased the stock less the purchase price. If the participant's profit exceeds the compensation income, then the excess profit will be capital gain. If the participant's profit is less than the compensation income, then the participant will have a capital loss equal to the value of the stock on the day he or she purchased the stock less the sales proceeds. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

TAX CONSEQUENCES TO THE COMPANY

     There will be no tax consequences to the Company except that the Company will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

     THE BOARD BELIEVES THAT THE APPROVAL OF THE PURCHASE PLAN AMENDMENT IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE IN FAVOR OF THIS PROPOSAL.

                PROPOSAL 4 -- RATIFICATION OF THE APPOINTMENT OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Audit Committee has selected PricewaterhouseCoopers LLP as independent public accountants of the Company for the year ending December 31, 2003, subject to ratification by stockholders at the Meeting. Although stockholder approval of the Audit Committee's selection of PricewaterhouseCoopers LLP is not required by law, the Board and the Audit Committee believe that it is advisable to give stockholders an opportunity to ratify this selection. If the stockholders do not ratify the selection of PricewaterhouseCoopers LLP, the Board and the Audit Committee will reconsider the matter. A representative of PricewaterhouseCoopers LLP, which served as the Company's independent public accountants for the year ended December 31, 2002, is expected to be present at the Meeting to respond to appropriate questions and to make a statement if he or she so desires.

                 STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

     Any proposal that a stockholder of the Company wishes to be considered for inclusion in the Company's proxy statement and proxy for the 2004 Annual Meeting of Stockholders (the "2004 Annual Meeting") must be submitted to the Secretary of the Company at its offices, 80 Lamberton Road, Windsor, Connecticut 06095, no later than December 20, 2003.

     If a stockholder of the Company wishes to present a proposal before the 2004 Annual Meeting, but does not wish to have the proposal considered for inclusion in the Company's proxy statement and proxy, such stockholder must also give written notice to the Secretary of the Company at the address noted above. The Secretary must receive such notice not less than 60 days nor more than 90 days prior to the 2004 Annual Meeting; provided that, in the event that less than 70 days' notice or prior public disclosure of the date of the 2004 Annual Meeting is given or made, notice by the stockholder must be received not later than the close of business on the 10th day following the date on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever occurs first. If a stockholder fails to provide timely notice of a proposal to be presented at the 2004 Annual Meeting, the proxies designated by the Board will have discretionary authority to vote on any such proposal.

                                 OTHER MATTERS

     The Board knows of no other business which will be presented for consideration at the Meeting other than that described above. However, if any other business should come before the Meeting, it is the intention of the persons named in the enclosed proxy card to vote, or otherwise act, in accordance with their best judgment on such matters.

     The Company will bear the costs of soliciting proxies. In addition to solicitations by mail, the Company's directors, officers and regular employees may, without additional remuneration, solicit proxies by telephone, facsimile and personal interviews. The Company will also request brokerage houses, custodians, nominees and fiduciaries to forward copies of the proxy material to those persons for whom they hold shares and request instructions for voting the proxies. The Company will reimburse such brokerage houses and other persons for their reasonable expenses in connection with this distribution.

     THE BOARD HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION IS APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY

VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXY CARDS.

                                          By Order of the Board of Directors,

                                          /S/ William C. Stone
                                          William C. Stone, Secretary

April 18, 2003

                                   APPENDIX A
                             SS&C TECHNOLOGIES, INC.
                            1998 STOCK INCENTIVE PLAN

1. Purpose

The purpose of this 1998 Stock Incentive Plan (the "Plan") of SS&C Technologies, Inc., a Delaware corporation (the "Company"), is to advance the interests of the Company's stockholders by enhancing the Company's ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing such persons with equity ownership opportunities and performance-based incentives and thereby better aligning the interests of such persons with those of the Company's stockholders. Except where the context otherwise requires, the term "Company" shall include any present or future subsidiary corporations of SS&C Technologies, Inc. as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the "Code").

2. Eligibility

All of the Company's employees, officers, directors, consultants and advisors are eligible to be granted options, restricted stock or other stock-based awards (each, an "Award") under the Plan. Any person who has been granted an Award under the Plan shall be deemed a "Participant."

3. Administration, Delegation

(a) Administration by Board of Directors. The Plan will be administered by the Board of Directors of the Company (the "Board"). The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board's sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

(b) Delegation to Executive Officers. To the extent permitted by applicable law, the Board may delegate to one or more executive officers of the Company the power to make Awards and exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the maximum number of shares subject to Awards and the maximum number of shares for any one Participant to be made by such executive officers.

(c) Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a "Committee"). If and when the common stock, $.01 par value per share, of the Company (the "Common Stock") is registered under the Securities Exchange Act of 1934 (the "Exchange Act"), the Board shall appoint one such Committee of not less than two members, each member of which shall be an "outside director" within the meaning of Section 162(m) of the Code and a "non-employee director" as defined in Rule 16b-3 promulgated under the Exchange Act. All references in the Plan to the "Board" shall mean the Board or a Committee of the Board or the executive officer referred to in
Section 3(b) to the extent that the Board's powers or authority under the Plan have been delegated to such Committee or executive officer.

4. Stock Available for Awards

(a) Number of Shares. Subject to adjustment under Section 4(c), Awards may be made under the Plan for up to 1,500,000 shares of Common Stock. If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan, subject, however, in the case of Incentive Stock Options (as hereinafter defined), to any limitation required under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

(b) Per-Participant Limit. Subject to adjustment under Section 4(c), the maximum number of shares with respect to which an Award may be granted to any Participant under the Plan shall be 750,000 per calendar year. The per-participant limit described in this Section 4(b) shall be construed and applied consistently with Section 162(m) of the Code.

(c) Adjustment to Common Stock. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a normal cash dividend, (i) the number and class of securities available under the Plan, (ii) the number and class of security and exercise price per share subject to each outstanding Option, (iii) the repurchase price per security subject to each outstanding Restricted Stock Award, and (iv) the terms of each other outstanding stock-based Award shall be appropriately adjusted by the Company (or substituted Awards may be made, if applicable) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is necessary and appropriate. If this Section 4(c) applies and Section 8(e)(1) also applies to any event, Section 8(e)(1) shall be applicable to such event, and this Section 4(c) shall not be applicable.

5. Stock Options

(a) General. The Board may grant options to purchase Common Stock (each, an "Option") and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option which is not intended to be an Incentive Stock Option (as hereinafter defined) shall be designated a "Nonstatutory Stock Option."

(b) Incentive Stock Options. An Option that the Board intends to be an "incentive stock option" as defined in Section 422 of the Code (an "Incentive Stock Option") shall only be granted to employees of the Company and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) which is intended to be an Incentive Stock Option is not an Incentive Stock Option.

(c) Exercise Price. The Board shall establish the exercise price at the time each Option is granted and specify it in the applicable option agreement.

(d) Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement.

(e) Exercise of Option. Options may be exercised only by delivery to the Company of a written notice of exercise signed by the proper person together with payment in full as specified in Section 5(f) for the number of shares for which the Option is exercised.

(f) Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

(1) in cash or by check, payable to the order of the Company;

(2) except as the Board may otherwise provide in an Option Agreement, by delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or by delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price;

(3) to the extent permitted by the Board and explicitly provided in an Option Agreement (i) by delivery of shares of Common Stock owned by the Participant valued at their fair market value as determined by the Board in good faith ("Fair Market Value"), which Common Stock was owned by the Participant at least six months prior to such delivery, (ii) by delivery of a promissory note of the Participant to the Company on terms determined by the Board or (iii) by payment of such other lawful consideration as the Board may determine; or

(4) by any combination of the above permitted forms of payment.

6. Restricted Stock

(a) Grants. The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a "Restricted Stock Award").

(b) Terms and Conditions. The Board shall determine the terms and conditions of any such Restricted Stock Award, including the conditions for repurchase (or forfeiture) and the issue price, if any. Any stock certificates issued in respect of a Restricted Stock

Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant's death (the "Designated Beneficiary"). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

7. Other Stock-Based Awards

The Board shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Board may determine, including the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights.

8. General Provisions Applicable to Awards

(a) Transferability of Awards. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

(b) Documentation. Each Award under the Plan shall be evidenced by a written instrument in such form as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

(c) Board Discretion. Except as otherwise provided by the Plan, each type of Award may be made alone or in addition or in relation to any other type of Award. The terms of each type of Award need not be identical, and the Board need not treat Participants uniformly.

(d) Termination of Status. The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, the Participant's legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award.

(e) Acquisition Events

(1) Consequences of Acquisition Events. Upon the occurrence of an Acquisition Event (as defined below), each outstanding Option or Award shall be assumed or an equivalent option or award substituted by the successor corporation or a parent or subsidiary of the successor corporation, provided that any such Options substituted for Incentive Stock Options shall satisfy, in the determination of the Board, the requirements of Section 424(a) of the Code, unless the successor corporation refuses to assume or substitute for the Option or Award, in which case (i) the Participant shall have the right to exercise the Option in full, including with respect to shares of Common Stock as to which it would not otherwise be exercisable, (ii) all Restricted Stock Awards then outstanding shall become free of all restrictions prior to the consummation of the Acquisition Event; and (iii) any other stock-based Awards outstanding shall become exercisable, realizable or vested in full, or shall be free of all conditions or restrictions, as applicable to each such Award, prior to the consummation of the Acquisition Event. If an Option or Award is exercisable in lieu of assumption or substitution in the event of an Acquisition Event, the Board shall notify the Participant in writing or electronically that the Option or Award shall be fully exercisable for a period of not less than forty-five
(45) days from the date of such notice, and the Option or Award shall terminate upon the expiration of such period.

Each Option or other Award assumed or substituted pursuant to the immediately preceding paragraph shall include a provision to the effect that such Option or Award shall become immediately exercisable (or vested) in full if, on or prior to the first anniversary of the Acquisition Event, the Participant terminates his or her employment for Good Reason or is terminated without Cause by the surviving or acquiring corporation. "Good Reason" shall mean any significant diminution in the optionee's title, authority, or responsibilities from and after such Acquisition Event or any reduction in the annual cash compensation payable to the Participant from and after such Acquisition Event. "Cause" shall mean any willful misconduct by the Participant which affects the business reputation of the Company or willful failure by the Participant to perform his or her material responsibilities to the Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company). The Participant shall be considered to have been discharged for "Cause" if the Company determines, within 30 days after the Participant's resignation, that discharge for Cause was warranted.

An "Acquisition Event" shall mean: (a) any merger or consolidation which results in the voting securities of the Company outstanding immediately prior thereto representing immediately thereafter (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 50% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such merger or consolidation; (b) any sale of all or substantially all of the assets of the Company; or (c) the complete liquidation of the Company.

(2) Assumption of Options Upon Certain Events. The Board may grant Awards under the Plan in substitution for stock and stock-based awards held by employees of another corporation who become employees of the Company as a result of a merger or consolidation of the employing corporation with the Company or the acquisition by the Company of property or stock of the employing corporation. The substitute Awards shall be granted on such terms and conditions as the Board considers appropriate in the circumstances.

(f) Withholding. Each Participant shall pay to the Company, or make provision satisfactory to the Board for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. The Board may allow Participants to satisfy such tax obligations in whole or in part in shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

(g) Amendment of Award. The Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

(h) Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company; (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations; and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

(i) Acceleration. The Board may at any time provide that any Options shall become immediately exercisable in full or in part, that any Restricted Stock Awards shall be free of all restrictions or that any other stock-based Awards may become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

9. Miscellaneous

(a) No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

(b) No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares.

(c) Effective Date and Term of Plan. The Plan shall become effective on the date on which it is adopted by the Board, but no Award granted to a Participant designated as subject to Section 162(m) by the Board shall become exercisable, vested or realizable, as applicable to such Award, unless and until the Plan has been approved by the Company's stockholders. No Awards shall be granted under the Plan after the completion of ten years from the earlier of (i) the date on which the Plan was adopted by the Board or (ii) the date the Plan was approved by the Company's stockholders, but Awards previously granted may extend beyond that date.

(d) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no Award granted to a Participant designated as subject to Section 162(m) by the Board after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award (to the extent that such amendment to the Plan was required to grant such Award to a particular Participant), unless and until such amendment shall have been approved by the Company's stockholders.

(e) Stockholder Approval. For purposes of this Plan, stockholder approval shall mean approval by a vote of the stockholders in accordance with the requirements of Section 162(m) of the Code.

(f) Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law.

                     ADOPTED BY THE BOARD OF DIRECTORS ON MARCH 19, 1998

                       APPROVED BY THE STOCKHOLDERS ON APRIL 30, 1998

                      AMENDMENT NO. 1 TO THE 1998 STOCK INCENTIVE PLAN
                                       OF
                             SS&C TECHNOLOGIES, INC.

The 1998 Stock Incentive Plan (the "Plan") of SS&C Technologies, Inc. is hereby amended as follows (capitalized terms used herein and not defined herein shall have the respective meaning ascribed to such terms in the Plan):

1. Section 5(e) of the Plan shall be deleted in its entirety and replaced with the following:


"(e) Exercise of Option. Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board together with payment in full as specified in Section 5(f) for the number of shares for which the Option is exercised."

2. Section 8(b) of the Plan shall be deleted in its entirety and replaced with the following:

"(b) Documentation. Each Award shall be evidenced by a written instrument in such form as the Board shall determine, it being understood that an electronic form of Award shall be deemed to be a written instrument for purposes of the Plan. Each Award may contain terms and conditions in addition to those set forth in the Plan."

3. Except as aforesaid, the Plan shall remain in full force and effect.


                    ADOPTED BY THE BOARD OF DIRECTORS ON OCTOBER 19, 1999

                      AMENDMENT NO. 2 TO THE 1998 STOCK INCENTIVE PLAN
                                       OF
                             SS&C TECHNOLOGIES, INC.

The 1998 Stock Incentive Plan (the "Plan") of SS&C Technologies, Inc. is hereby amended as follows (capitalized terms used herein and not defined herein shall have the respective meaning ascribed to such terms in the Plan):

1. Section 4(a) of the Plan shall be deleted in its entirety and replaced with the following:

"(a) Number of Shares. Subject to adjustment under Section 4(c), Awards may be made under the Plan for up to 2,000,000 shares of Common Stock. If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan, subject, however, in the case of Incentive Stock Options (as hereinafter defined), to any limitation required under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares."

2. Except as aforesaid, the Plan shall remain in full force and effect.

              ADOPTED BY THE BOARD OF DIRECTORS ON FEBRUARY 7, 2000

                  APPROVED BY THE STOCKHOLDERS ON MAY 23, 2000

                      AMENDMENT NO. 3 TO THE 1998 STOCK INCENTIVE PLAN
                                       OF
                             SS&C TECHNOLOGIES, INC.

      The 1998 Stock Incentive plan (the "Plan") of SS&C Technologies, Inc. is hereby amended as follows (capitalized terms used herein and not defined herein shall have the respective meaning ascribed to such terms in the Plan):

1. Section 4(a) of the Plan shall be deleted in its entirety and replaced with the following:

"(a) Number of Shares. Subject to adjustment under Section 4(c), Awards may be made under the Plan for up to 2,500,000 shares of Common Stock. If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan, subject, however, in the case of Incentive Stock Options (as hereinafter defined), to any limitation required under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares."

2.  Except as aforesaid, the Plan shall remain in full force and effect.

              ADOPTED BY THE BOARD OF DIRECTORS ON FEBRUARY 8, 2001

                  APPROVED BY THE STOCKHOLDERS ON MAY 24, 2001

                AMENDMENT NO. 4 TO THE 1998 STOCK INCENTIVE PLAN
                                       OF
                             SS&C TECHNOLOGIES, INC.

      The 1998 Stock Incentive Plan (the "Plan") of SS&C Technologies, Inc. is hereby amended as follows (capitalized terms used herein and not defined herein shall have the respective meaning ascribed to such terms in the Plan):

1. Section 4(a) of the Plan shall be deleted in its entirety and replaced with the following:

"(a) Number of Shares. Subject to adjustment under the Section 4(c), Awards may be made under the Plan for up to 3,500,000 shares of Common Stock. If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan, subject, however, in the case of Incentive Stock Options (as hereinafter defined), to any limitation required under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares."

2. Except as aforesaid, the Plan shall remain in full force and effect.

              ADOPTED BY THE BOARD OF DIRECTORS ON FEBRUARY 6, 2003

                                   APPENDIX B
                             SS&C TECHNOLOGIES, INC.
                        1996 EMPLOYEE STOCK PURCHASE PLAN

The purpose of this 1996 Employee Stock Purchase Plan (the "Plan") is to provide eligible employees of SS&C Technologies, Inc., a Delaware corporation (the "Company"), and certain of its subsidiaries with opportunities to purchase shares of the Company's Common Stock, $.01 par value (the "Common Stock"). Two Hundred Thousand (200,000) shares of Common Stock in the aggregate have been approved for this purpose.

1. Administration. The Plan will be administered by the Company's Board of Directors (the "Board") or by a Committee appointed by the Board (the "Committee"). The Board or the Committee has authority to make rules and regulations for the administration of the Plan and its interpretation and decisions with regard thereto shall be final and conclusive.

2. Eligibility. Participation in the Plan will neither be permitted nor denied contrary to the requirements of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder. All employees of the Company, including directors who are employees, and all employees of any subsidiary of the Company (as defined in Section 424(f) of the Code) designated by the Board or the Committee from time to time (a "Designated Subsidiary"), are eligible to participate in any one or more of the offerings of Options (as defined below) to purchase Common Stock under the Plan, provided that:

(a) they are regularly employed by the Company or a Designated Subsidiary for more than 20 hours a week and for more than five months in a calendar year; and

(b) they have been employed by the Company or a Designated Subsidiary for at least three months prior to enrolling in the Plan; and


(c) they are employees of the Company or a Designated Subsidiary on the first day of the applicable Plan Period (as defined below).

No employee may be granted an option hereunder if such employee, immediately after the option is granted, owns 5% or more of the total combined voting power or value of the stock of the Company or any subsidiary. For purposes of the preceding sentence, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of an employee, and all stock which the employee has a contractual right to purchase shall be treated as stock owned by the employee.

3. Offerings. The Company will make one or more offerings ("Offerings") to employees to purchase Common Stock under this Plan. The Board or the Committee shall determine the commencement dates of each of the Offerings (the "Offering Commencement Dates"). Each Offering Commencement Date will begin a period (a "Plan Period") during which payroll deductions will be made and held for the purchase of Common Stock at the end of the Plan Period. The Board or the Committee shall choose a Plan Period of twelve (12) months or less for each of the Offerings and may, at its discretion, choose a different Plan Period for each Offering.

4. Participation. An employee eligible on the Offering Commencement Date of any Offering may participate in such Offering by completing and forwarding a payroll deduction authorization form to the Treasurer of the Company at least 14 days prior to the applicable Offering Commencement Date. The form will authorize a regular payroll deduction from the Compensation received by the employee during the Plan Period. Unless an employee files a new form or withdraws from the Plan, his deductions and purchases will continue at the same rate for future Offerings under the Plan as long as the Plan remains in effect. The term "Compensation" means the amount of money reportable on the employee's Federal Income Tax Withholding Statement, excluding overtime, shift premium, incentive or bonus awards, allowances and reimbursements for expenses such as relocation allowances for travel expenses, income or gains on the exercise of Company stock options or stock appreciation rights, and similar items, whether or not shown on the employee's Federal Income Tax Withholding Statement, but including, in the case of salespersons, sales commissions to the extent determined by the Board or the Committee.

5. Deductions.


(a) The Company will maintain payroll deduction accounts for all participating employees. With respect to any Offering made under this Plan, an employee may authorize a payroll deduction, as set forth below, from the Compensation he or she receives during the Plan Period or such shorter period during which deductions from payroll are made. Payroll deductions may be at the rate of 1%, 2%, 3%, 4%, 5%, 6%, 7%, 8%, 9% or 10% of Compensation.

(b) No employee may be granted an Option which permits his rights to purchase Common Stock under this Plan and any other stock purchase plan of the Company and its subsidiaries, to accrue at a rate which exceeds $25,000 of the fair market value of such

Common Stock (determined at the Offering Commencement Date of the Plan Period) for each calendar year in which the Option is outstanding at any time.

6. Deduction Changes. An employee may decrease or discontinue his payroll deduction once during any Plan Period by filing a new payroll deduction authorization form. However, an employee may not increase his payroll deduction during a Plan Period. If an employee elects to discontinue his payroll deductions during a Plan Period, but does not elect to withdraw his funds pursuant to Section 8 hereof, funds deducted prior to his election to discontinue will be applied to the purchase of Common Stock on the Exercise Date (as defined below).

7. Interest. Interest will not be paid on any employee payroll deduction accounts, except to the extent that the Board or its Committee, in its sole discretion, elects to credit such accounts with interest at such per annum rate as it may from time to time determine.

8. Withdrawal of Funds. An employee may on any one occasion during a Plan Period and for any reason withdraw all or part of the balance accumulated in the employee's payroll deduction account. Any such withdrawal must be effected prior to the close of business on the last day of the Plan Period. If the employee withdraws all of such balance, the employee shall thereby withdraw from participation in the Offering and may not begin participation again during the remainder of the Plan Period. Any employee withdrawing all or part of such balance may participate in any subsequent Offering in accordance with terms and conditions established by the Board or the Committee, except that, unless otherwise permitted under Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules promulgated thereunder, any employee who is also a director and/or officer of the Company within the meaning of
Section 16 of the Exchange Act may not (a) withdraw less than all of the balance accumulated in such employee's payroll deduction account or (b) participate again for a period of at least six months as provided in Rule 16b-3(d)(2)(i) or any successor provision under the Exchange Act.

9. Purchase of Shares.

(a) On the Offering Commencement Date of each Plan Period, the Company will grant to each eligible employee who is then a participant in the Plan an option (an "Option") to purchase on the last business day of such Plan Period (the "Exercise Date"), at the Option Price hereinafter provided for, such number of whole shares of Common Stock of the Company reserved for the purposes of the Plan as does not exceed the number of shares determined by dividing 15% of such employee's annualized Compensation for the immediately prior six-month period by the price determined in accordance with the formula set forth in the following paragraph but using the closing price on the Offering Commencement Date of such Plan Period.

(b) The Option Price for each share purchased will be 85% of the closing price of the Common Stock on (i) the first business day of such Plan Period or (ii) the Exercise Date, whichever closing price shall be less. Such closing price shall be (A) the closing price of the Common Stock on any national securities exchange on which the Common Stock is listed, or (B) the closing price of the Common Stock on the NASDAQ National Market ("NASDAQ") or (C) the average of the closing bid and asked prices in the over-the-counter market, whichever is applicable, as published in The Wall Street Journal. If no sales of Common Stock were made on such a day, the price of the Common Stock for purposes of clauses
(A) and (B) above shall be the reported price for the next preceding day on which sales were made.

(c) Each employee who continues to be a participant in the Plan on the Exercise Date shall be deemed to have exercised his Option at the Option Price on such date and shall be deemed to have purchased from the Company the number of full shares of Common Stock reserved for the purpose of the Plan that his accumulated payroll deductions on such date will pay for pursuant to the formula set forth above (but not in excess of the maximum number determined in the manner set forth above).

(d) Any balance remaining in an employee's payroll deduction account at the end of a Plan Period will be automatically refunded to the employee, except that any balance which is less than the purchase price of one share of Common Stock will be carried forward into the employee's payroll deduction account for the following Offering, unless the employee elects not to participate in the following Offering under the Plan, in which case the balance in the employee's account shall be refunded.

10. Issuance of Certificates. Certificates representing shares of Common Stock purchased under the Plan may be issued only in the name of the employee, in the name of the employee and another person of legal age as joint tenants with rights of survivorship, or (in the Company's sole discretion) in the street name of a brokerage firm, bank or other nominee holder designated by the employee.

11. Rights on Retirement, Death or Termination of Employment. In the event of a participating employee's termination of employment prior to the last business day of a Plan Period (whether as a result of the employee's voluntary or involuntary termination, retirement, death or otherwise), no payroll deduction shall be taken from any pay due and owing to the employee and the balance in the employee's payroll deduction account shall be paid to the employee or, in the event of the employee's death, (a) to a beneficiary previously designated in a revocable notice signed by the employee (with any spousal consent required under state law) or (b) in the absence of such a designated beneficiary, to the executor or administrator of the employee's estate or (c) if no such executor or administrator has been appointed to the knowledge of the Company, to such other person(s) as the Company may, in its discretion, designate. If, prior to the last business day of the Plan Period, the Designated Subsidiary by which an employee is employed shall cease to be a subsidiary of the Company, or if the employee is transferred to a subsidiary of the Company that is not a Designated Subsidiary, the employee shall be deemed to have terminated employment for the purposes of this Plan.

12. Optionees Not Stockholders. Neither the granting of an Option to an employee nor the deductions from his pay shall constitute such employee a stockholder of the shares of Common Stock covered by an Option under this Plan until such shares have been purchased by and issued to him.

13. Rights Not Transferable. Rights under this Plan are not transferable by a participating employee other than by will or the laws of descent and distribution, and are exercisable during the employee's lifetime only by the employee.

14. Application of Funds. All funds received or held by the Company under this Plan may be combined with other corporate funds and may be used for any corporate purpose.

15. Adjustment in Case of Changes Affecting Common Stock. In the event of a subdivision of outstanding shares of Common Stock, or the payment of a dividend in Common Stock, the number of shares approved for this Plan, and the share limitation set forth in Section 9, shall be increased proportionately, and such other adjustment shall be made as may be deemed equitable by the Board or the Committee. In the event of any other change affecting the Common Stock, such adjustment shall be made as may be deemed equitable by the Board or the Committee to give proper effect to such event.

16. Merger.

(a) If the Company shall at any time merge or consolidate with another corporation and the holders of the capital stock of the Company immediately prior to such merger or consolidation continue to hold at least 80% by voting power of the capital stock of the surviving corporation ("Continuity of Control"), the holder of each Option then outstanding will thereafter be entitled to receive at the next Exercise Date upon the exercise of such Option for each share as to which such Option shall be exercised the securities or property which a holder of one share of the Common Stock was entitled to upon and at the time of such merger, and the Board or the Committee shall take such steps in connection with such merger as the Board or the Committee shall deem necessary to assure that the provisions of Section 15 shall thereafter be applicable, as nearly as reasonably may be, in relation to the said securities or property as to which such holder of such Option might thereafter be entitled to receive thereunder.

(b) In the event of a merger or consolidation of the Company with or into another corporation which does not involve Continuity of Control, or of a sale of all or substantially all of the assets of the Company while unexercised Options remain outstanding under the Plan, (i) subject to the provisions of clauses (ii) and (iii), after the effective date of such transaction, each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive in lieu of shares of Common Stock, shares of such stock or other securities as the holders of shares of Common Stock received pursuant to the terms of such transaction; or (ii) all outstanding Options may be cancelled by the Board or the Committee as of a date prior to the effective date of any such transaction and all payroll deductions shall be paid out to the participating employees; or (iii) all outstanding Options may be cancelled by the Board or the Committee as of the effective date of any such transaction, provided that notice of such cancellation shall be given to each holder of an Option, and each holder of an Option shall have the right to exercise such Option in full based on payroll deductions then credited to his account as of a date determined by the Board or the Committee, which date shall not be less than ten (10) days preceding the effective date of such transaction.

17. Amendment of the Plan. The Board may at any time, and from time to time, amend this Plan in any respect, except that (a) if the approval of any such amendment by the stockholders of the Company is required by Section 423 of the Code or by Rule 16b-3 under the Exchange Act, such amendment shall not be effected without such approval, and (b) in no event may any amendment be made which would cause the Plan to fail to comply with Section 16 of the Exchange Act and the rules promulgated thereunder, as in effect from time to time, or Section 423 of the Code.

18. Insufficient Shares. In the event that the total number of shares of Common Stock specified in elections to be purchased under any Offering plus the number of shares purchased under previous Offerings under this Plan exceeds the maximum number of shares issuable under this Plan, the Board or the Committee will allot the shares then available on a pro rata basis.

19. Termination of the Plan. This Plan may be terminated at any time by the Board. Upon termination of this Plan all amounts in the payroll deduction accounts of participating employees shall be promptly refunded.

20. Governmental Regulations.

(a) The Company's obligation to sell and deliver Common Stock under this Plan is subject to listing on a national stock exchange or quotation on NASDAQ and the approval of all governmental authorities required in connection with the authorization, issuance or sale of such stock.

(b) The Plan shall be governed by the laws of the State of Delaware except to the extent that such law is preempted by federal law.

(c) The Plan is intended to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act. Any provision inconsistent with such Rule shall to that extent be inoperative and shall not affect the validity of the Plan.

21. Issuance of Shares. Shares may be issued upon exercise of an Option from authorized but unissued Common Stock, from shares held in the treasury of the Company, or from any other proper source.

22. Notification upon Sale of Shares. Each employee agrees, by entering the Plan, to promptly give the Company notice of any disposition of shares purchased under the Plan where such disposition occurs within two years after the date of grant of the Option pursuant to which such shares were purchased.

23. Effective Date and Approval of Stockholders. The Plan shall take effect upon the closing of the Company's initial public offering of Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended, subject to approval by the stockholders of the Company as required by Rule 16b-3 under the Exchange Act and by Section 423 of the Code, which approval must occur within twelve months of the adoption of the Plan by the Board.

                     ADOPTED BY THE BOARD OF DIRECTORS ON APRIL 1, 1996

                        APPROVED BY THE STOCKHOLDERS ON APRIL 1, 1996

            AMENDMENT NO. 1 TO THE 1996 EMPLOYEE STOCK PURCHASE PLAN
                                       OF
                             SS&C TECHNOLOGIES, INC.

The 1996 Employee Stock Purchase Plan (the "Plan") of SS&C Technologies, Inc. (the "Company") is hereby amended as follows (capitalized terms used herein and not defined herein shall have the respective meaning ascribed to such terms in the Plan):

1. Section 8 of the Plan shall be deleted in its entirety and replaced with the following:

"8. Withdrawal of Funds. An employee may on any one occasion during a Plan Period and for any reason withdraw all or part of the balance accumulated in the employee's payroll deduction account. Any such withdrawal must be effected prior to the close of business on the last day of the Plan Period. If the employee withdraws all of such balance, the employee shall thereby withdraw from participation in the Offering and may not begin participation again during the remainder of the Plan Period. Any employee withdrawing all or part of such balance may participate in any subsequent Offering in accordance with terms and conditions established by the Board or the Committee."

2. Section 9(a) of the Plan shall be deleted in its entirety and replaced with the following:

"(a) On the Offering Commencement Date of each Plan Period, the Company will grant to each eligible employee who is then a participant in the Plan an option (an "Option") to purchase on the last business day of such Plan Period (the "Exercise Date"), at the Option Price hereinafter provided for, such number of whole shares of Common Stock of the Company reserved for the purposes of the Plan as does not exceed the number of shares determined by dividing 15% of such employee's Compensation for the Plan Period (assuming no change in compensation during the Plan Period) by the price determined in accordance with the formula set forth in the following paragraph but using the closing price on the Offering Commencement Date of such Plan Period."

3. Section 17 of the Plan shall be deleted in its entirety and replaced with the following:

"17. Amendment of the Plan. The Board may at any time, and from time to time, amend this Plan in any respect, except that (a) if the approval of any such amendment by the stockholders of the Company is required by Section 423 of the Code such amendment shall not be effected without such approval, and (b) in no event may any amendment be made which would cause the Plan to fail to comply with Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules promulgated thereunder, as in effect from time to time, or Section 423 of the Code."

Except as aforesaid, the Plan shall remain in full force and effect.

              ADOPTED BY THE BOARD OF DIRECTORS ON OCTOBER 30, 1996

                                 AMENDMENT NO. 2
                                       TO
                  1996 EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED
                                       OF
                             SS&C TECHNOLOGIES, INC.

The 1996 Employee Stock Purchase Plan, as amended (the "Plan"), of SS&C Technologies, Inc. is hereby amended as follows (capitalized terms used herein and not defined herein shall have the respective meaning ascribed to such terms in the Plan):

1. Section 2(b) of the Plan shall be deleted in its entirety and replaced with the following:

"(b) Intentionally Deleted."

2. The first sentence of Section 4 of the Plan shall be deleted in its entirety and replaced with the following:

"An employee eligible on the Offering Commencement Date of any Offering may participate in such Offering by completing and forwarding a payroll deduction authorization form to the Treasurer of the Company prior to the applicable Offering Commencement Date."

Except as aforesaid, the Plan shall remain in full force and effect.

               ADOPTED BY THE BOARD OF DIRECTORS ON MARCH 19, 1998

                                 AMENDMENT NO. 3
                                       TO
                  1996 EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED
                                       OF
                             SS&C TECHNOLOGIES, INC.

The 1996 Employee Stock Purchase Plan, as amended (the "Plan"), of SS&C Technologies, Inc. is hereby amended as follows (capitalized terms used herein and not defined herein shall have the respective meaning ascribed to such terms in the Plan):

1. The second sentence of the preamble of the Plan shall be deleted in its entirety and replaced with the following:

"Four Hundred Thousand (400,000) shares of Common Stock in the aggregate have been approved for this purpose."

Except as aforesaid, the Plan shall remain in full force and effect.

               ADOPTED BY THE BOARD OF DIRECTORS ON MARCH 24, 1999

                  APPROVED BY THE STOCKHOLDERS ON MAY 11, 1999

                                 AMENDMENT NO. 4
                                       TO
                  1996 EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED
                                       OF
                             SS&C TECHNOLOGIES, INC.

The 1996 Employee Stock Purchase Plan, as amended (the "Plan"), of SS&C Technologies, Inc. is hereby amended as follows (capitalized terms used herein and not defined herein shall have the respective meaning ascribed to such terms in the Plan):

1. The second sentence of the preamble of the Plan shall be deleted in its entirety and replaced with the following:

"Six Hundred Thousand (600,000) shares of Common Stock in the aggregate have been approved for this purpose."

Except as aforesaid, the Plan shall remain in full force and effect.

              ADOPTED BY THE BOARD OF DIRECTORS ON FEBRUARY 7, 2000

                  APPROVED BY THE STOCKHOLDERS ON MAY 23, 2000

                                 AMENDMENT NO. 5
                                       TO
                  1996 EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED
                                       OF
                             SS&C TECHNOLOGIES, INC.

The 1996 Employee Stock Purchase Plan, as amended (the "Plan"), of SS&C Technologies, Inc. is hereby amended as follows (capitalized terms used herein and not defined herein shall have the respective meaning ascribed to such terms in the Plan):

1. The second sentence of the preamble of the Plan shall be deleted in its entirety and replaced with the following:

"Eight Hundred Thousand (800,000) shares of Common Stock in the aggregate have been approved for this purpose."

Except as aforesaid, the Plan shall remain in full force and effect.

              ADOPTED BY THE BOARD OF DIRECTORS ON FEBRUARY 6, 2003

                             SS&C TECHNOLOGIES, INC.

                  PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 22, 2003

                      THIS PROXY IS SOLICITED ON BEHALF OF
                      THE BOARD OF DIRECTORS OF THE COMPANY
                   AND SHOULD BE RETURNED AS SOON AS POSSIBLE

      The undersigned, having received notice of the Annual Meeting of Stockholders and the Board of Directors' proxy statement therefor, and revoking all prior proxies, hereby appoint(s) William C. Stone, Patrick J. Pedonti, Stephen V.R. Whitman and James R. Burke, and each of them, attorneys or attorney of the undersigned (with full power of substitution in them and each of them) for and in the name(s) of the undersigned to attend the Annual Meeting of Stockholders of SS&C TECHNOLOGIES, INC. (the "Company") to be held on Thursday, May 22, 2003, at 9:00 a.m., at the Company's headquarters at 80 Lamberton Road, Windsor, Connecticut 06095, and any adjournments thereof, and there to vote and act upon the following matters proposed by the Company in respect of all shares of stock of the Company which the undersigned may be entitled to vote or act upon, with all the powers the undersigned would possess if personally present. None of the following proposals is conditioned upon the approval of any other proposal.

      In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof. The shares represented by this proxy will be voted as directed by the undersigned. IF NO DIRECTION IS GIVEN WITH RESPECT TO ANY ELECTION TO OFFICE OR PROPOSAL, THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS. Attendance of the undersigned at the meeting or at any adjournment thereof will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO OTHER INDICATION IS MADE, THE PROXY HOLDERS SHALL VOTE "FOR" EACH OF THE DIRECTOR NOMINEES AND "FOR" EACH OF PROPOSALS 2, 3 AND 4.

                (Continued and to be signed on the reverse side)

                         ANNUAL MEETING OF STOCKHOLDERS
                             SS&C TECHNOLOGIES, INC.

                                  MAY 22, 2003

                         PLEASE DATE, SIGN AND MAIL YOUR
            PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE

                 Please Detach and Mail in the Envelope Provided

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 THROUGH 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE /X/

1.   To elect the nominees listed at right for Class             Nominees:         Jonathan M. Schofield
     I Director to serve for the ensuing three years                               Albert L. Lord
     (except as marked below):

/ /  FOR ALL NOMINEES

/ /  WITHHOLD AUTHORITY FOR ALL NOMINEES

/ /  FOR ALL EXCEPT (See Instruction below)

     (Instruction: To withhold a vote for an individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here)

                    -----------------------------------------


2. To approve an amendment to the Company's 1998 Stock Incentive Plan, as amended, to increase the number of shares of the Company's Common Stock, $.01 par value per share (the "Common Stock"), authorized for issuance thereunder from 2,500,000 to 3,500,000 shares.

                 / / FOR         / / AGAINST         / / ABSTAIN

3. To approve an amendment to the Company's 1996 Employee Stock Purchase Plan, as amended, to increase the number of shares of the Common Stock authorized for issuance thereunder from 600,000 to 800,000 shares.

                 / / FOR         / / AGAINST         / / ABSTAIN

4. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent public accountants for the current fiscal year.

                 / / FOR         / / AGAINST         / / ABSTAIN

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE.

       A VOTE "FOR" EACH OF THE DIRECTOR NOMINEES AND A VOTE "FOR" EACH OF
        PROPOSALS 2, 3 AND 4 ARE RECOMMENDED BY THE BOARD OF DIRECTORS.

     IN THEIR DISCRETION, THE PROXY HOLDERS ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT THEREOF.







     To change the address on your account,             MARK HERE IF YOU PLAN TO
     please check the box at right and indicate         ATTEND THE MEETING   / /
     your new address in the address space above.
     Please note that changes to the registered
     name(s) on the account may not be submitted
     via this method.                        / /


Signature of Stockholder ___________________________   Date: ______________

Signature of Stockholder ___________________________   Date: ______________

NOTE: THIS PROXY MUST BE SIGNED EXACTLY AS THE NAME APPEARS HEREON. WHEN SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN. WHEN SIGNING AS EXECUTOR, ADMINISTRATOR, ATTORNEY, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF THE SIGNER IS A CORPORATION, PLEASE SIGN FULL CORPORATE NAME BY DULY AUTHORIZED OFFICER, GIVING FULL TITLE AS SUCH. IF SIGNER IS A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.